UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765
______________________________________________

Managed High Yield Plus Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas
New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Item 1. Reports to Stockholders.

Managed High Yield Plus Fund Inc.
Annual Report
May 31, 2010

Managed High Yield Plus Fund Inc.

July 15, 2010

Dear shareholder,
This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the “Fund”) for the 12 months ended May 31, 2010.

Performance
Over the 12-month period, the Fund returned 35.95% on a net asset value basis, and 52.14% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper High Current Yield Funds (Leveraged) category, were 37.48% and 43.97% on a net asset value and market price basis, respectively, while the Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), rose 29.04%. (For more performance information, please refer to “Performance at a glance” on page 6.)
Managed High Yield Plus
Fund Inc.

Investment goals:
Primarily, high income;
secondarily, capital
appreciation

Portfolio Managers:
Craig Ellinger and
Matthew Iannucci*
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Dividend payments:
Monthly

The Fund traded at both a discount and a premium to its net asset value (“NAV”) per share during the reporting period.(1) From May 2009 until mid-February 2010, the Fund traded at a discount to its NAV. Against a backdrop of continued strong results in the high yield market and strong demand for riskier and higher yielding fixed income securities, the Fund then traded at a premium to its NAV from mid-February through April.

(1)	A fund trades at a premium when the market price at which its shares trade is more than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

*	In June 2010, Craig Ellinger joined Matthew Iannucci in providing day-to-day portfolio management for the Fund. Mr. Iannucci became a portfolio manager for the Fund early in 2010, and has been involved in the Fund’s management since 2009. A prior portfolio manager for the Fund ceased from acting in that capacity shortly after the close of the Fund’s fiscal year.

Managed High Yield Plus Fund Inc.

Then, toward the end of the fiscal year, the Fund again traded at a discount to its NAV, in an environment of increased risk aversion among investors.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group. The use of leverage enhanced the Fund’s performance during the reporting period as the high yield market generated strong results.

An interview with Portfolio Managers Matthew Iannucci and Craig Ellinger
Q.	How would you describe the economic environment during the reporting period?
A.	While economic growth in the US was still strained when the reporting period began, it is generally believed that the recession—considered to be the longest since the Great Depression—has since ended.(2) Signs of growth first appeared in the third quarter of 2009, when gross domestic product (“GDP”) growth increased by 2.2%. Economic activity continued to expand through the remainder of the period, spurred on in part by the federal government’s $787 billion stimulus program, increased consumer spending and improved manufacturing activity as companies moved to rebuild inventories amid rising demand.

Q.	How did the Federal Reserve Board (the “Fed”) react to the challenging economic environment?
A.	Although the economy strengthened during the reporting period, the Fed remained concerned about continued high unemployment, which was an elevated 9.9% in April 2010. As a result, the Fed maintained its highly accommodative monetary policy, keeping the fed funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) During its April 2010 meeting, the Fed reasserted the rationale for this policy, stating that “...economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

(2)	The National Bureau of Economic Research (NBER) defines economic recession as: “a significant decline in the economic activity spread across the economy, lasting more than a few months, normally visible in real GDP growth, real personal income, employment (non-farm payrolls), industrial production and wholesale/retail sales.”

Managed High Yield Plus Fund Inc.

Q.	How did the high yield market perform during the reporting period?
A.	As we’ve already noted, the high yield market generated strong results overall during the period, returning 29.04% as measured by the Index. A significant portion of this return was produced during the first 11 months of the reporting period, as the high yield market benefited from the strengthening economy, better-than-expected corporate profits and robust demand from investors seeking higher yields in a relatively low interest rate environment. As the period drew to a close, however, performance was tempered slightly when the market took a step back in May 2010. During this time, the debt crisis in Greece, concerns regarding financial reform in the US and increased market volatility spurred a flight to quality, leading investors to abandon riskier assets in favor of the relative safety of US Treasuries.

Q.	How did you position the Fund’s portfolio during the reporting period, and how did this affect its performance?
A.	The Fund’s more aggressive positioning relative to its benchmark, from a credit quality perspective, helped Fund performance over the 12-month period.

For example, the Fund was overweight to CCC-rated bonds (or the equivalent) and underweight to BB-rated bonds, versus the Index. This contributed positively to results, since CCC-rated bonds gained 58.36% versus the higher rated BB-rated bonds that returned 23.16% over the period, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index. As confidence returned to the “risk markets,” the high yield bond market was willing to refinance the short-term debts of many companies, including those rated as low as CCC, spurring a recovery in this sector. (Lower-rated bonds generally offer higher yields to compensate investors for the level of credit risk associated with them.)

The Fund’s underweight exposure to more speculative securities (those rated below CCC-) slightly detracted from performance, since they posted the best results during the period. We were underweight these securities, relative to the Index, given our concern about whether these distressed companies would be able to meet their coupon payments, or even remain in business.

From an industry perspective, our overweight positions in broadcasting, insurance, technology and printing/publishing were the largest contributors to results, as they all outperformed the Index during the fiscal year. We overweighted broadcasting securities because we believed that advertising revenue may increase during the 2010 election year. Broadcasting companies obtain much of their revenue through

Managed High Yield Plus Fund Inc.

advertising spending. Upon signs of an economic recovery, the market anticipated that advertising spending would increase, and bond prices in this sector rallied. Our insurance, technology and printing/publishing holdings generated strong results, as they continued to rally off their low valuations during the credit crisis. Supporting these subsectors were signs of a strengthening economy and improving corporate profits.

Q.	Were there any particular strategies that didn’t work well for the Fund? Why?
A.	Our overweight exposure to gaming, containers and telecommunications detracted from results, as did an underweight position in chemicals.

More specifically, within gaming and containers, security selection contributed positively to results. However, this was more than offset by our overweight positions in these underperforming sectors. Telecommunications lagged the benchmark when this sector, which tends to be defensive in nature, did not perform as well as its lower quality counterparts when riskier assets rallied. Finally, our underweight in chemicals detracted from results when this sector generated strong results. In our view, the risk/reward characteristics of these companies were not compelling, so we chose to focus on other areas of the high yield market.

Q.	What is your outlook for the economy and the high yield market?
A.	We believe we will see moderate economic growth in the US. Government spending programs continue to support job growth and may help to drive up residential real estate prices. In turn, this may help to increase consumer spending. In addition, we believe that businesses will continue to replenish inventories and replace depreciating equipment. We also think that the Fed will keep short-term interest rates low for an extended period in an effort to help repair the banking system, reduce unemployment and spur economic growth.

We maintain a positive long-term outlook for the high yield bond market. During the reporting period, many high yield issuers were able to refinance short-term debt into longer term funding. Despite a recent pause in new bond issuance, this trend is expected to continue, leading us to believe that defaults will remain manageable over the near-term.

We also believe that the recent widening of high yield spreads may provide somewhat of a cushion should there be a material increase in defaults. (Spread is the difference between the yields of two bonds with different credit ratings, in this case, US Treasuries and high yield bonds.) In addition, given the continued low interest rate environment, we believe that solid demand for high yield bonds will resume and help

Managed High Yield Plus Fund Inc.

to spur a tightening of spreads from their current levels, which may help relative performance.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,
Mark E. Carver
President
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Craig Ellinger
Portfolio Manager
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Matthew Iannucci
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2010. The views and opinions in the letter were current as of July 15, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/10

Net asset value returns	1 year	5 years	10 years

Managed High Yield Plus Fund Inc.	35.95%	(4.61)%	(2.05)%

Lipper High Current Yield Funds (Leveraged) median	37.48	5.22	5.20

Market price returns

Managed High Yield Plus Fund Inc.	52.14%	(5.20)%	(1.74)%

Lipper High Current Yield Funds (Leveraged) median	43.97	5.24	6.27

Index returns

BofA Merrill Lynch US High Yield Cash Pay Constrained Index(1)	29.04%	7.10%	7.57%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

(1)	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing non-investment grade US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)(1)

Characteristics	05/31/10		11/30/09		05/31/09

Net assets (mm)	$127.3		$125.7		$103.9

Weighted average maturity	6.7	yrs	6.4	yrs	6.3	yrs

Leverage(2)	19.1%		18.2%		21.2%

Portfolio composition(3)	05/31/10		11/30/09		05/31/09

Corporate bonds	99.0%		99.3%		98.5%

Stocks and other equity securities	0.0	(4)	0.5		0.6

Warrants	0.0		0.0	(4)	0.0	(4)

Cash equivalents	1.0		0.2		0.9

Total	100.0%		100.0%		100.0%

Credit quality(3)	05/31/10		11/30/09		05/31/09

BB & higher	26.0%		23.4%		18.7%

B	53.2		57.4		55.4

CCC & lower	19.0		18.2		21.6

Not rated	0.8		0.3		2.8

Equity/preferred	0.0	(4)	0.5		0.6

Cash equivalents	1.0		0.2		0.9

Total	100.0%		100.0%		100.0%

(1)	The Fund’s portfolio is actively managed and its composition will vary over time.

(2)	As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.

(3)	Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.

(4)	Weighting represents less than 0.05% of total investments as of the date indicated.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)(1) (concluded)

Top five bond
holdings(2)	05/31/10		11/30/09		05/31/09

Jacobs Entertainment, Inc.	2.4%	Coleman Cable, Inc.	3.2%	Cellu Tissue Holdings, Inc.	3.9%

Frontier Communications	2.1	Jacobs Entertainment, Inc.	2.6	Coleman Cable, Inc.	2.9

Sunstate Equipment Co.	2.0	Exopack Holding Corp.	2.4	Sungard Data Systems, Inc.	2.8

Pokagon Gaming Authority	2.0	Frontier Communications	2.3	Jacobs Entertainment, Inc.	2.8

Mobile Services/ Storage Group	2.0	Cellu Tissue Holdings, Inc.	2.2	Sheridan Acquisition Corp.	2.8

Total	10.5%		12.7%		15.2%

Top five
industries(2)	05/31/10		11/30/09(3)		05/31/09

Gaming	11.4%	Gaming	12.0%	Gaming	12.9%

Support-services	7.5	Support-services	6.7	Paper/forest products	10.4

Telecom-integrated/ services	4.9	Electric-generation	5.5	Building materials	8.1

Health facilities	4.4	Telecom-wireless	4.6	Media-non cable	6.5

Energy-exploration & production	4.3	Health services	4.4	Health care	5.0

Total	32.5%		33.2%		42.9%

(1)	The Fund’s portfolio is actively managed and its composition will vary over time.

(2)	Weightings represent percentages of total investments as of the dates indicated.

(3)	Effective November 30, 2009, the Fund’s industry categorizations for portfolio holdings have been changed. The Fund’s advisor views the changes as relatively minor; however prior portfolio statistics information may not be as comparable to current or future portfolio statistics as might have otherwise been the case.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—119.91%

Aerospace/defense—1.75%
Global Aviation Holdings Ltd.
14.000%, due 08/15/13(1),(2)	$1,775,000	$1,792,750

Spirit Aerosystems, Inc.
7.500%, due 10/01/17	200,000	197,000

Triumph Group, Inc.
8.000%, due 11/15/17	250,000	240,000

		2,229,750

Airlines—1.01%
Delta Air Lines, Inc.
12.250%, due 03/15/15(1),(2),(3)	750,000	778,125

United Air Lines, Inc.
9.875%, due 08/01/13(2)	500,000	511,250

		1,289,375

Apparel/textiles—0.25%
Levi Strauss & Co.
7.625%, due 05/15/20(1),(2)	325,000	316,875

Auto parts & equipment—3.60%
American Axle & Manufacturing Holdings, Inc.
9.250%, due 01/15/17(1),(2)	500,000	525,000

ArvinMeritor, Inc.
10.625%, due 03/15/18(1)	275,000	281,875

Goodyear Tire & Rubber
9.000%, due 07/01/15(1)	1,300,000	1,332,500

10.500%, due 05/15/16(1)	1,285,000	1,362,100

Stanadyne Corp.
10.000%, due 08/15/14(1)	1,000,000	890,000

Tenneco, Inc., Series B
10.250%, due 07/15/13(1)	188,000	192,700

		4,584,175

Automakers—0.58%
Ford Motor Credit Co. LLC
8.700%, due 10/01/14(1)	500,000	514,246

Navistar International Corp.
8.250%, due 11/01/21(1)	225,000	225,000

		739,246

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Banking—3.84%
Ally Financial Inc.
8.000%, due 11/01/31(1)	$2,400,000	$2,184,000

8.300%, due 02/12/15(1),(2)	325,000	326,219

Bank of America Corp.
8.000%, due 01/30/18(1),(4),(5)	375,000	360,502

BankAmerica Capital II
8.000%, due 12/15/26(1)	550,000	533,500

Citigroup Capital XXI
8.300%, due 12/21/57(1),(5)	1,250,000	1,193,750

NB Capital Trust II
7.830%, due 12/15/26(1)	300,000	286,500

		4,884,471

Building & construction—0.34%
Ryland Group, Inc.
6.625%, due 05/01/20(1)	475,000	439,375

Building materials—4.63%
Cemex Finance LLC
9.500%, due 12/14/16(1),(2)	700,000	638,750

CPG International, Inc.
10.500%, due 07/01/13(1)	2,000,000	2,020,000

Interface, Inc., Series B
11.375%, due 11/01/13(1)	1,500,000	1,676,250

Ply Gem Industries
11.750%, due 06/15/13(1)	1,525,000	1,563,125

		5,898,125

Chemicals—1.30%
Georgia Gulf Corp.
9.000%, due 01/15/17(1),(2)	50,000	50,750

Hexion US Finance Corp./Nova Scotia
9.750%, due 11/15/14(1)	500,000	477,500

Invista
9.250%, due 05/01/12(1),(2)	670,000	681,001

Momentive Performance Materials, Inc.
11.500%, due 12/01/16	500,000	447,500

		1,656,751

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Computer Hardware—0.24%
Seagate HDD
6.875%, due 05/01/20(1),(2)	$325,000	$308,750

Consumer products—0.82%
American Achievement Corp.
8.250%, due 04/01/12(2)	815,000	804,812

Libbey Glass, Inc.
10.000%, due 02/15/15(1),(2)	225,000	233,438

		1,038,250

Consumer/commercial/lease financing—3.02%
American General Finance Corp. MTN
5.625%, due 08/17/11(1)	750,000	720,000

CIT Group, Inc.
7.000%, due 05/01/17(1)	875,000	789,687

ILFC E-Capital Trust I
5.900%, due 12/21/65(1),(2),(5)	425,000	259,250

International Lease Finance Corp.
8.625%, due 09/15/15(1),(2)	410,000	377,200

8.750%, due 03/15/17(1),(2)	230,000	210,450

Residential Capital LLC
8.375%, due 06/30/10(1),(3)	1,500,000	1,485,000

		3,841,587

Diversified capital goods—1.45%
Amsted Industries, Inc.
8.125%, due 03/15/18(1),(2)	200,000	198,000

Belden, Inc.
9.250%, due 06/15/19(1),(2)	1,000,000	1,045,000

RBS Global, Inc./Rexnord LLC
8.500%, due 05/01/18(1),(2)	265,000	251,750

Southern States Cooperative, Inc.
11.250%, due 05/15/15(1),(2)	300,000	285,000

Trimas Corp.
9.750%, due 12/15/17(1),(2)	60,000	60,900

		1,840,650

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Electric-generation—3.70%
AES Corp.
8.000%, due 06/01/20(1)	$950,000	$921,500

Dynegy Holdings, Inc.
7.750%, due 06/01/19(1)	525,000	379,312

Energy Future Holdings Corp.
10.875%, due 11/01/17(1),(3)	375,000	275,625

Mirant Americas Generation LLC
9.125%, due 05/01/31(1)	700,000	633,500

NRG Energy, Inc.
8.500%, due 06/15/19(1)	2,000,000	1,935,000

Texas Competitive Electric Holdings Co. LLC, Series A
10.250%, due 11/01/15(1),(3)	850,000	569,500

		4,714,437

Electric-integrated—0.26%
North American Energy
10.875%, due 06/01/16(1),(2)	325,000	332,313

Electronics—2.59%
Advanced Micro Devices, Inc.
8.125%, due 12/15/17(1),(2)	220,000	215,875

Freescale Semiconductor
9.250%, due 04/15/18(1),(2)	200,000	198,500

10.125%, due 12/15/16(1)	850,000	684,250

Kemet Corp.
10.500%, due 05/01/18(1),(2)	175,000	165,156

NXP BV/NXP Funding LLC
9.500%, due 10/15/15(1)	150,000	129,188

Sanmina-SCI Corp.
8.125%, due 03/01/16(1)	2,000,000	1,905,000

		3,297,969

Energy-exploration & production—5.23%
ATP Oil & Gas Corp.
11.875%, due 05/01/15(1),(2)	250,000	196,250

Chesapeake Energy Corp.
9.500%, due 02/15/15(1)	1,650,000	1,786,125

Comstock Resources, Inc.
8.375%, due 10/15/17(1)	170,000	170,850

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Energy-exploration & production—(concluded)
Denbury Resources, Inc.
8.250%, due 02/15/20(1)	$224,000	$231,280

9.750%, due 03/01/16(1)	500,000	533,750

Encore Acquisition Co.
9.500%, due 05/01/16(1)	500,000	530,000

Hilcorp Energy I
8.000%, due 02/15/20(1),(2)	300,000	291,000

Linn Energy LLC/Linn Energy Finance Corp.
11.750%, due 05/15/17	275,000	303,875

OPTI Canada, Inc.
8.250%, due 12/15/14(1)	500,000	427,500

PetroHawk Energy Corp.
7.875%, due 06/01/15(1)	230,000	222,812

10.500%, due 08/01/14(1)	600,000	634,500

Quicksilver Resources, Inc.
11.750%, due 01/01/16(1)	750,000	817,500

SandRidge Energy, Inc.
8.750%, due 01/15/20(1),(2)	300,000	271,500

Swift Energy Co.
8.875%, due 01/15/20(1)	250,000	245,625

		6,662,567

Entertainment-media—0.49%
WMG Acquisition Corp.
9.500%, due 06/15/16(1),(2)	600,000	621,000

Environmental—0.19%
Casella Waste Systems, Inc.
11.000%, due 07/15/14(1),(2)	225,000	236,250

Food & drug retailers—1.82%
Great Atlantic & Pacific Tea Co., Inc.
11.375%, due 08/01/15(1),(2)	905,000	832,600

Ingles Markets, Inc.
8.875%, due 05/15/17(1)	600,000	612,750

Rite Aid Corp.
9.500%, due 06/15/17(1)	515,000	413,288

10.375%, due 07/15/16(1)	450,000	459,000

		2,317,638

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Food-wholesale—2.35%
Bumble Bee Foods LLC
7.750%, due 12/15/15(1),(2)	$200,000	$199,000

Land O’Lakes Capital Trust I
7.450%, due 03/15/28(1),(2)	650,000	559,000

Pinnacle Foods Finance LLC
10.625%, due 04/01/17(1)	500,000	513,750

Smithfield Foods, Inc.
10.000%, due 07/15/14(1),(2)	300,000	321,188

Tyson Foods, Inc.
10.500%, due 03/01/14(1)	500,000	587,500

Viskase Cos., Inc.
9.875%, due 01/15/18(1),(2)	800,000	808,000

		2,988,438

Forestry/paper—2.64%
Boise Paper Holdings LLC
9.000%, due 11/01/17(1),(2)	95,000	100,344

Cellu Tissue Holdings, Inc.
11.500%, due 06/01/14(1)	1,500,000	1,612,500

Domtar Corp.
7.875%, due 10/15/11(1)	49,000	52,001

Graphic Packaging International, Inc.
9.500%, due 08/15/13(1)	500,000	508,750

PE Paper Escrow GmbH
12.000%, due 08/01/14(1),(2)	400,000	438,000

Verso Paper Holdings LLC
9.125%, due 08/01/14(1)	685,000	647,325

		3,358,920

Gaming—13.77%
FireKeepers Development Authority
13.875%, due 05/01/15(1),(2)	1,925,000	2,204,125

Harrah’s Operating Co., Inc.
10.000%, due 12/15/18(1)	2,000,000	1,580,000

11.250%, due 06/01/17(1)	1,100,000	1,152,250

12.750%, due 04/15/18(2)	125,000	115,625

Jacobs Entertainment, Inc.
9.750%, due 06/15/14(1)	3,950,000	3,693,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Gaming—(concluded)
Little Traverse Bay Bands of Odawa Indians
10.250%, due 02/15/14(2),(6),*	$3,000,000	$993,750

MGM Mirage, Inc.
9.000%, due 03/15/20(1),(2)	300,000	300,750

11.125%, due 11/15/17(1),(2)	650,000	703,625

13.000%, due 11/15/13(1)	1,075,000	1,225,500

Midwest Gaming Borrower LLC/Midwest Finance Corp.
11.625%, due 04/15/16(1),(2)	300,000	292,500

Peninsula Gaming LLC
8.375%, due 08/15/15(2)	125,000	125,625

Pokagon Gaming Authority
10.375%, due 06/15/14(1),(2)	2,983,000	3,087,405

Shingle Springs Tribal Gaming Authority
9.375%, due 06/15/15(1),(2)	985,000	768,300

Yonkers Racing Corp.
11.375%, due 07/15/16(1),(2)	1,200,000	1,284,000

		17,526,705

Gas distribution—1.84%
Atlas Pipeline Partner/Finance
8.125%, due 12/15/15(1)	1,000,000	945,000

Crosstex Energy/Crosstex Energy Finance Corp.
8.875%, due 02/15/18(1),(2)	400,000	394,000

El Paso Corp. MTN
8.250%, due 02/15/16(1)	700,000	724,500

Inergy LP/Inergy Finance
8.750%, due 03/01/15(1)	275,000	280,500

		2,344,000

Health facilities—5.35%
Accellent, Inc.
8.375%, due 02/01/17(1),(2)	400,000	386,000

Apria Healthcare Group I
11.250%, due 11/01/14(1),(2)	1,560,000	1,641,900

12.375%, due 11/01/14(1),(2)	500,000	535,000

Biomet, Inc.
10.000%, due 10/15/17(1)	1,250,000	1,321,875

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Health facilities—(concluded)
Community Health Systems
8.875%, due 07/15/15(1)	$325,000	$332,719

HCA, Inc.
9.125%, due 11/15/14(1)	1,805,000	1,899,762

Radiation Therapy Services, Inc.
9.875%, due 04/15/17(2)	200,000	194,000

US Oncology, Inc.
9.125%, due 08/15/17(1)	500,000	504,375

		6,815,631

Health services—0.58%
Prospect Medical Holdings, Inc.
12.750%, due 07/15/14(1)	700,000	742,000

Hotels—0.20%
Host Hotels & Resorts LP
9.000%, due 05/15/17(1),(2)	235,000	249,100

Household & leisure products—0.47%
ACCO Brands Corp.
10.625%, due 03/15/15	100,000	108,250

Sealy Mattress Co.
10.875%, due 04/15/16(1),(2)	450,000	492,750

		601,000

Investments & miscellaneous financial services—2.50%
Icahn Enterprises LP
8.000%, due 01/15/18(1),(2)	700,000	658,000

SquareTwo Financial Corp.
11.625%, due 04/01/17(1),(2)	2,625,000	2,526,562

		3,184,562

Leisure—0.67%
Royal Caribbean Cruises Ltd.
7.500%, due 10/15/27(1)	950,000	855,000

Life insurance—1.04%
American General Institutional Capital A
7.570%, due 12/01/45(1),(2)	625,000	503,125

Lincoln National Corp.
7.000%, due 05/17/66(1),(5)	1,000,000	820,000

		1,323,125

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Machinery—0.40%
CPM Holdings, Inc.
10.625%, due 09/01/14(1),(2)	$250,000	$266,563

United Rentals N.A., Inc.
10.875%, due 06/15/16	225,000	239,625

		506,188

Media-broadcast—3.14%
Clear Channel Communications, Inc.
7.250%, due 10/15/27(1)	195,000	90,188

10.750%, due 08/01/16(1)	300,000	222,000

Clear Channel Worldwide Holdings, Inc.
9.250%, due 12/15/17(1),(2)	195,000	198,213

LIN Television Corp.
6.500%, due 05/15/13(1)	1,250,000	1,210,937

Nexstar Broadcasting, Inc.
8.875%, due 04/15/17(2)	175,000	173,250

Salem Communications Corp.
9.625%, due 12/15/16	225,000	227,812

Sinclair Television Group
8.000%, due 03/15/12(1)	1,250,000	1,234,375

9.250%, due 11/01/17(1),(2)	100,000	99,000

Univision Communications, Inc.
12.000%, due 07/01/14(1),(2)	500,000	537,500

		3,993,275

Media-cable—0.72%
CSC Holdings LLC
8.625%, due 02/15/19(1),(2)	200,000	208,500

Virgin Media Finance PLC
9.125%, due 08/15/16(1)	500,000	505,625

9.500%, due 08/15/16(1)	200,000	205,000

		919,125

Media-services—0.91%
Affinion Group, Inc.
10.125%, due 10/15/13(1)	750,000	763,125

Media General, Inc.
11.750%, due 02/15/17(1),(2)	275,000	265,375

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Media-services—(concluded)
Nielsen Finance LLC
11.625%, due 02/01/14(1)	$125,000	$133,750

		1,162,250

Metals/mining excluding steel—2.83%
Consol Energy, Inc.
8.000%, due 04/01/17(1),(2)	375,000	381,094

FMG Finance Pty Ltd.
10.625%, due 09/01/16(2)	500,000	550,000

Murray Energy Corp.
10.250%, due 10/15/15(1),(2)	225,000	223,875

Novelis, Inc.
7.250%, due 02/15/15(3)	550,000	515,515

Patriot Coal Corp.
8.250%, due 04/30/18(1)	200,000	196,000

Teck Resources Ltd.
10.250%, due 05/15/16(1)	1,020,000	1,198,500

10.750%, due 05/15/19(1)	450,000	542,250

		3,607,234

Multi-line insurance—1.50%
American International Group, Inc.
8.175%, due 05/15/58(1),(5)	600,000	468,000

Genworth Financial, Inc.
6.150%, due 11/15/66(1),(5)	1,150,000	799,250

Glen Meadow Pass Through Trust
6.505%, due 02/12/67(1),(2),(5)	250,000	185,000

Hartford Financial Services Group
8.125%, due 06/15/38(1),(5)	500,000	455,000

		1,907,250

Non-food & drug retailers—2.62%
Bon-Ton Department Stores, Inc.
10.250%, due 03/15/14(1)	150,000	149,250

Dollar General Corp.
10.625%, due 07/15/15(1)	417,000	454,530

Freedom Group, Inc.
10.250%, due 08/01/15(1),(2)	790,000	813,700

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Non-food & drug retailers—(concluded)
Limited Brands, Inc.
7.600%, due 07/15/37(1)	$450,000	$416,250

Macy’s Retail Holdings, Inc.
7.450%, due 07/15/17(1)	350,000	376,250

Susser Holdings & Finance LLC
8.500%, due 05/15/16(1),(2)	100,000	98,750

Toys R Us Property Co. LLC
8.500%, due 12/01/17(1),(2)	285,000	294,262

Yankee Acquisition Corp., Series B
8.500%, due 02/15/15(1)	400,000	401,000

9.750%, due 02/15/17(1)	330,000	332,475

		3,336,467

Oil field equipment & services—2.41%
Aquilex Holding/Aquilex Finance Corp.
11.125%, due 12/15/16(1),(2)	100,000	100,000

Edgen Murray Corp.
12.250%, due 01/15/15(1),(2)	450,000	405,000

Expro Finance Luxembourg
8.500%, due 12/15/16(1),(2)	515,000	499,550

Geokinetics Holdings, Inc.
9.750%, due 12/15/14(1),(2)	450,000	374,625

Key Energy Services, Inc.
8.375%, due 12/01/14(1)	1,000,000	995,000

McJunkin Red Man Corp.
9.500%, due 12/15/16(1),(2)	710,000	688,700

		3,062,875

Oil refining & marketing—0.40%
Tesoro Corp.
9.750%, due 06/01/19(1)	500,000	511,250

Packaging—3.68%
Berry Plastics Corp.
8.250%, due 11/15/15	225,000	221,063

8.875%, due 09/15/14	175,000	168,000

Exopack Holding Corp.
11.250%, due 02/01/14(1)	2,425,000	2,525,031

Graham Packaging Co. LP
9.875%, due 10/15/14(1)	1,000,000	1,007,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Packaging—(concluded)
Solo Cup/Solo Cup Operating Corp.
10.500%, due 11/01/13	$750,000	$763,125

		4,684,719

Personal & casualty—0.66%
Liberty Mutual Group, Inc.
10.750%, due 06/15/58(1),(2),(5)	785,000	839,950

Pharmaceuticals—1.74%
Axcan Intermediate Holdings, Inc.
12.750%, due 03/01/16(1)	2,200,000	2,222,000

Printing & publishing—3.16%
Cengage Learning Acquisitions, Inc.
10.500%, due 01/15/15(1),(2),(3)	225,000	204,187

Cenveo Corp.
8.875%, due 02/01/18(2)	1,250,000	1,215,625

Harland Clarke Holdings
9.500%, due 05/15/15(1)	1,750,000	1,561,875

Hollinger, Inc.
12.875%, due 03/01/11(6),(7),(8),(9)*	975,000	0

McClatchy Co.
11.500%, due 02/15/17(1),(2)	350,000	351,750

Sheridan Acquisition Corp.
10.250%, due 08/15/11(1)	700,000	687,750

		4,021,187

Real estate development & managment—0.52%
CB Richard Ellis Services, Inc.
11.625%, due 06/15/17(1)	250,000	278,750

Realogy Corp.
10.500%, due 04/15/14(1)	450,000	382,500

		661,250

Real estate investment trusts—0.59%
DuPont Fabros Technology LP
8.500%, due 12/15/17(1),(2)	750,000	757,500

Restaurants—0.33%
Landry’s Restaurants, Inc.
11.625%, due 12/01/15(2)	400,000	417,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Software/services—3.90%
Aspect Software, Inc.
10.625%, due 05/15/17(1),(2)	$110,000	$109,038

First Data Corp.
9.875%, due 09/24/15(1)	1,500,000	1,207,500

GXS Worldwide, Inc.
9.750%, due 06/15/15(1),(2)	325,000	304,687

Sungard Data Systems, Inc.
10.250%, due 08/15/15(1)	1,500,000	1,516,875

Terremark Worldwide, Inc.
12.000%, due 06/15/17(1),(2),(3)	1,000,000	1,135,000

Unisys Corp.
12.750%, due 10/15/14(1),(2)	600,000	687,000

		4,960,100

Steel producers/products—1.76%
Ryerson, Inc.
12.000%, due 11/01/15(1),(3)	2,000,000	2,035,000

Severstal Columbus LLC
10.250%, due 02/15/18(1),(2)	200,000	207,000

		2,242,000

Support-services—9.03%
Aramark Corp.
8.500%, due 02/01/15(1)	900,000	897,750

Avis Budget Car Rental
9.625%, due 03/15/18(1),(2)	250,000	250,000

Hertz Corp.
10.500%, due 01/01/16(1)	2,000,000	2,070,000

Iron Mountain, Inc.
8.375%, due 08/15/21(1)	525,000	532,875

Mobile Services/Storage Group
9.750%, due 08/01/14(1)	3,000,000	3,052,500

Reliance Intermediate Holdings LP
9.500%, due 12/15/19(1),(2)	700,000	737,625

Sitel LLC/Sitel Finance Corp.
11.500%, due 04/01/18(1),(2)	300,000	285,000

Sunstate Equipment Co.
10.500%, due 04/01/13(1),(2)	3,500,000	3,162,040

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(continued)

Support-services—(concluded)
West Corp.
11.000%, due 10/15/16(1)	$500,000	$505,000

		11,492,790

Telecom-integrated/services—5.90%
Frontier Communications
9.000%, due 08/15/31(1)	3,420,000	3,223,350

Global Crossing UK Finance PLC
10.750%, due 12/15/14(1)	500,000	515,000

Intelsat Bermuda Ltd.
11.250%, due 02/04/17(3)	500,000	492,500

Intelsat Jackson Holdings Ltd.
11.250%, due 06/15/16(1)	1,425,000	1,503,375

Level 3 Financing, Inc.
9.250%, due 11/01/14(1)	225,000	204,750

10.000%, due 02/01/18(1),(2)	150,000	132,000

New Communications Holdings, Inc.
7.875%, due 04/15/15(1),(2)	350,000	347,375

8.250%, due 04/15/17(1),(2)	120,000	118,800

8.500%, due 04/15/20(2)	120,000	118,200

PAETEC Holding Corp.
8.875%, due 06/30/17	250,000	246,875

Qwest Communications International,
7.125%, due 04/01/18(1),(2)	25,000	24,375

Series B
7.500%, due 02/15/14(1)	600,000	591,000

		7,517,600

Telecom-wireless—4.09%
Clearwire Communications LLC/Finance
12.000%, due 12/01/15(1),(2)	995,000	966,275

Cricket Communications, Inc.
10.000%, due 07/15/15(1)	605,000	620,125

Nextel Communications, Series D
7.375%, due 08/01/15(1)	1,750,000	1,649,375

Sprint Capital Corp.
8.750%, due 03/15/32(1)	450,000	428,625

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Face
Security description	amount	Value

Corporate bonds—(concluded)

Telecom-wireless—(concluded)
Wind Acquisition Finance SA
11.750%, due 07/15/17(1),(2)	$500,000	$510,000

12.000%, due 12/01/15(1),(2),(3)	1,000,000	1,030,000

		5,204,400

Telecommunications equipment—0.38%
Equinix, Inc.
8.125%, due 03/01/18(1)	475,000	482,125

Transportation excluding air/rail—0.72%
Marquette Transportation Co./Finance
10.875%, due 01/15/17(1),(2)	500,000	492,500

Navios Maritime Holdings, Inc./Finance
8.875%, due 11/01/17(1),(2)	415,000	419,150

		911,650

Total corporate bonds (cost—$149,283,775)		152,658,220

	Number of
	shares

Common stocks*—0.03%

Investments & miscellaneous financial services—0.00%
NCI Holdings, Inc.(7),(9)	5,456	0

Media-cable—0.01%
Knology, Inc.(1)	693	8,288

XO Holdings, Inc.(1)	1,052	779

		9,067

Oil refining & marketing—0.00%
Orion Refining Corp.(7),(9)	1,253	0

Printing & publishing—0.00%
American Media, Inc.(7),(9)	43,038	0

Vertis Holdings, Inc.(7),(9)	109,870	0

		0

Restaurants—0.00%
American Restaurant Group, Inc.(7),(9)	129	0

Buffets Restaurants Holdings, Inc.(7),(9)	8,602	0

		0

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

	Number of
Security description	shares/units	Value

Common stocks*—(concluded)

Telecom-wireless—0.02%
American Tower Corp., Class A(1)	636	$25,777

Total common stocks (cost—$8,208,866)		34,844

Other equity security*—0.00%

Media-cable—0.00%
Adelphia Contingent Value Vehicle (cost—$0)(7),(9),(10)	2,000,000	0

	Number of
	warrants

Warrants*—0.00%

Restaurants—0.00%
Buffets Restaurant Holdings, Inc., strike @ $22.71, expires 04/28/14 (cost—$0)(7),(9)	3,800	0

	Face
	amount

Repurchase agreement—1.22%

Repurchase agreement dated 05/28/10 with State Street Bank & Trust Co., 0.010% due 06/01/10, collateralized by $900,341 Federal Home Loan Bank obligations, 4.375% due 09/17/10 and $656,343 US Treasury Notes, 2.500% to 3.125% due 04/30/15 to 04/30/17; (value—$1,590,217); proceeds: $1,559,002 (cost—$1,559,000)	$1,559,000	1,559,000

Total investments (cost—$159,051,641)—121.16%		154,252,064

Liabilities in excess of other assets—(21.16)%		(26,938,571)

Net assets—100.00%		$127,313,493

Aggregate cost for federal income tax purposes was $159,409,906; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$9,448,087

Gross unrealized depreciation	(14,605,929)

Net unrealized depreciation	$(5,157,842)

*	Non-income producing security.
(1)	Entire or partial amount pledged as collateral for bank loan.
(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities, which represent 42.48% of net assets as of May 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

(3)	Step bond that converts to the noted fixed rate at a designated future date.
(4)	Perpetual bond security. The maturity date reflects next call date.
(5)	Floating rate security. The interest rate shown is the current rate as of May 31, 2010.
(6)	Bond interest in default.
(7)	Illiquid securities representing 0.00% of net assets as of May 31, 2010.
(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.00% of net assets as of May 31, 2010, is considered illiquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(9)	Security is being fair valued by a valuation committee under the direction of the board of directors.
(10)	Represents contingent value vehicle (“CVV”) obligations. The CVV obligations represent units in a trust that was formed pursuant to a Plan of Reorganization of Adelphia Communications Corporation to hold certain litigation claims against Adelphia’s third party lenders, accountants, and other parties.
MTN	Medium Term Note

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)(11)	Total

Corporate bonds	$—	$152,658,220	$0	$152,658,220

Common stocks	34,844	—	0	34,844

Other equity security	—	—	0	0

Warrants	—	—	0	0

Repurchase agreement	—	1,559,000	—	1,559,000

Total	$34,844	$154,217,220	$0	$154,252,064

(11)	Securities categorized as Level 3 have values of $0.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2010

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended May 31, 2010:

			Other
	Corporate	Common	equity
	bonds	stocks	security	Warrants	Total

Beginning balance	$10,908	$0	$0	$0	$10,908

Net purchases/(sales)	(471,754)	—	—	—	(471,754)

Accrued discounts/(premiums)	(8,066)	—	—	—	(8,066)

Total realized gain/(loss)	(4,924,192)	—	—	(46,550)	(4,970,742)

Net change in unrealized appreciation/(depreciation)	5,393,104	—	—	46,550	5,439,654

Net transfers in/(out) of Level 3	—	—	—	—	—

Ending balance	$0	$0	$0	$0	$0

The change in unrealized appreciation/(depreciation) relating to the Level 3 investments held at May 31, 2010 was $8,066.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments

United States	91.4%

Canada	2.2

United Kingdom	2.0

Bermuda	1.3

Luxembourg	1.3

Liberia	0.5

Australia	0.4

Austria	0.3

Marshall Islands	0.3

Cayman Islands	0.2

Netherlands	0.1

Total	100.0%

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—May 31, 2010

Assets:
Investments in securities, at value (cost—$159,051,641)	$154,252,064

Cash	74,600

Receivable for interest	4,367,507

Other assets	63,130

Total assets	158,757,301

Liabilities:
Payable for bank loan	30,000,000

Payable for investments purchased	1,183,394

Payable to investment manager and administrator	75,552

Payable for interest on bank loan	52,187

Accrued expenses and other liabilities	132,675

Total liabilities	31,443,808

Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized; 61,483,132 shares issued and outstanding	$482,368,144

Accumulated undistributed net investment income	1,390,717

Accumulated net realized loss	(351,645,791)

Net unrealized depreciation of investments	(4,799,577)

Net assets	$127,313,493

Net asset value per share	$2.07

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the
year ended
May 31, 2010

Investment income:
Interest and other income	$17,084,402

Dividends	10,734

17,095,136

Expenses:
Investment management and administration fees	1,062,530

Interest expense, loan commitment and other loan fees	1,016,864

Professional fees	271,796

Reports and notices to shareholders	60,804

Stock exchange listing fees	54,257

Custody and accounting fees	43,210

Excise tax expense	31,860

Directors’ fees	27,218

Transfer agency fees	15,142

Insurance fees	2,720

Other expenses	18,849

2,605,250

Less: Fee waivers by investment manager and administrator	(193,826)

Net expenses	2,411,424

Net investment income	14,683,712

Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(15,417,698)

Foreign currency transactions	284,453

Net realized loss	(15,133,245)

Net change in unrealized appreciation/depreciation of investments	37,179,583

Net realized and unrealized gain	22,046,338

Net increase in net assets resulting from operations	$36,730,050

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the years ended May 31,

	2010	2009

From operations:
Net investment income	$14,683,712	$19,142,487

Net realized losses	(15,133,245)	(133,885,681)

Net change in unrealized appreciation/depreciation	37,179,583	13,893,758

Net increase (decrease) in net assets resulting from operations	36,730,050	(100,849,436)

Dividends to shareholders from:
Net investment income	(13,709,317)	(21,282,636)

Capital stock transactions:
Proceeds from shares issued through dividends reinvested	370,450	156,755

Net increase (decrease) in net assets	23,391,183	(121,975,317)

Net assets:
Beginning of year	103,922,310	225,897,627

End of year	$127,313,493	$103,922,310

Accumulated undistributed net investment income	$1,390,717	$100,009

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the
year ended
May 31, 2010

Cash flows provided from (used for) operating activities:
Interest and dividends received	$15,526,212

Operating expenses paid	(1,469,868)

Purchase of short-term portfolio investments, net	(395,000)

Purchase of long-term portfolio investments	(109,320,672)

Sale of long-term portfolio investments	108,161,401

Net cash provided from operating activities	12,502,073

Cash flows used for financing activities:
Dividends paid to shareholders	(13,338,867)

Increase in bank loan, net	2,000,000

Interest paid	(1,089,041)

Net cash used for financing activities	(12,427,908)

Net increase in cash	74,165

Cash at beginning of the year	435

Cash at end of the year	$74,600

Reconciliation of net increase in net assets resulting from operations to net cash provided from operating activities:
Net increase in net assets resulting from operations	$36,730,050

Accretion of bond discount, net	(1,184,701)

Interest expense, loan commitment and other loan fees	1,016,864

Decrease in investments, at cost	11,761,699

Unrealized appreciation of investments	(37,179,583)

Decrease in receivable for investments sold	4,501,046

Increase in receivable for interest	(384,223)

Increase in other assets, excluding prepaid loan fees	(60,954)

Decrease in payable for investments purchased	(2,683,771)

Increase in payable to investment manager and administrator	762

Decrease in accrued expenses and other liabilities	(15,116)

Net cash provided from operating activities	$12,502,073

Non-cash financing transactions:
Reinvestment of dividends	$370,450

See accompanying notes to financial statements

(This page has been left blank intentionally)

Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended May 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$1.70	$3.69	$4.91	$4.82	$4.87

Net investment income	0.24 (1)	0.31 (1)	0.48 (1)	0.53 (1)	0.57

Net realized and unrealized gains (losses)	0.35	(1.95)	(1.22)	0.06	(0.05)

Net increase (decrease) from operations	0.59	(1.64)	(0.74)	0.59	0.52

Dividends from net investment income	(0.22)	(0.35)	(0.48)	(0.50)	(0.57)

Net asset value, end of year	$2.07	$1.70	$3.69	$4.91	$4.82

Market price, end of year	$2.06	$1.52	$3.60	$5.14	$4.78

Total net asset value return(2)	35.95%	(45.30)%	(15.41)%	12.93%	11.16%

Total market price return(3)	52.14%	(49.17)%	(21.02)%	19.13%	5.26%

Ratios/supplemental data:
Net assets, end of year (000’s)	$127,313	$103,922	$225,898	$299,336	$291,175

Expenses to average net assets, net of fee waivers by investment manager and administrator including interest expense, loan commitment and other loan fees	1.95%	3.46%	3.79%	3.88%	3.41%

Expenses to average net assets, before fee waivers by investment manager and administrator including interest expense, loan commitment and other loan fees	2.11%	3.46%	3.79%	3.88%	3.41%

Expenses to average net assets, net of fee waivers by investment manager and adminstrator excluding interest expense, loan commitment and other loan fees	1.13%	1.29%	1.25%	1.20%	1.24%

Net investment income to average net assets	11.90%	14.24%	11.59%	10.88%	11.76%

Portfolio turnover	71%	37%	29%	46%	40%

Asset coverage(4)	$5,244	$4,712	$3,177	$3,205	$3,069

Managed High Yield Plus Fund Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at the net asset value but only at market prices.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares.
(4)	Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing and nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive

Managed High Yield Plus Fund Inc.

Notes to financial statements

values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the New York Stock Exchange (“NYSE”), which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Managed High Yield Plus Fund Inc.

Notes to financial statements

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default

Managed High Yield Plus Fund Inc.

Notes to financial statements

of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered

Managed High Yield Plus Fund Inc.

Notes to financial statements

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS Global AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund’s effective fee is 0.55% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage from August 1, 2009, through July 31, 2011. At May 31, 2010, the Fund owed UBS Global AM $75,552 for investment management and administration fees, net of fee waivers. For the year ended May 31, 2010, UBS Global AM waived $193,826 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended May 31, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $7,306,257. Morgan Stanley received compensation in connection with

Managed High Yield Plus Fund Inc.

Notes to financial statements

these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings
For the period June 1, 2009 through October 15, 2009, the Fund had a committed credit facility (the “Facility”) with Citicorp North America, Inc. The Fund was able to borrow up to $80 million during the period June 1, 2009 through September 16, 2009 which was reduced to $60 million effective September 17, 2009. Under the Facility, the Fund borrowed at prevailing rates in effect at the time of borrowing plus facility and administrative fees. In addition, the Fund paid a liquidity fee on the entire amount of the Facility.

Effective October 16, 2009, the Fund entered into a committed credit facility with State Street Bank and Trust Company (the “New Facility”) pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the the New Facility, the Fund borrows at prevailing rates in effect at the time of borrowing plus facility fees. The Fund may borrow up to 33 1/3% of its adjusted total assets up to the committed amount. (“Adjusted total assets” is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the entire amount of the Facility.

For the year ended May 31, 2010, the Fund borrowed a daily average balance of $28,345,205 at a weighted average borrowing cost of approximately 3.587%.

Purchases and sales of securities
For the year ended May 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $106,636,901 and $103,466,093, respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal

Managed High Yield Plus Fund Inc.

Notes to financial statements

income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2010 and May 31, 2009 were as follows:

Distributions paid from:	2010	2009

Ordinary Income	$13,709,317	$21,282,636

At May 31, 2010, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$1,788,443

Accumulated realized capital and other losses	(351,287,526)

Net unrealized depreciation of investments	(5,157,842)

Total accumulated deficit	$(354,656,925)

At May 31, 2010, the Fund had a net capital loss carryforward of $344,095,353. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2011	$95,911,016

2012	27,212,620

2013	13,297,624

2014	30,452,277

2015	15,905,876

2016	8,278,105

2017	43,873,331

2018	109,164,504

Total	$344,095,353

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, $71,854,329 of capital loss carryforwards expired unutilized. Also, in accordance with US Treasury regulations, the Fund has elected to defer $7,192,173 of net realized capital losses arising after October 31, 2009. Such losses are treated for tax purposes as arising on June 1, 2010.

Managed High Yield Plus Fund Inc.

Notes to financial statements

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2010, the Fund’s undistributed net investment income was increased $316,313, accumulated net realized loss was decreased $71,569,876 and paid-in-capital was decreased $71,886,189. These differences are primarily due to expiration of capital loss carryforwards, tax treatment of foreign currency transactions and non-deductible expenses.

As of and during the year ended May 31, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended May 31, 2010, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 61,483,132 shares outstanding at May 31, 2010. Transactions in shares of common stock were as follows:

	Shares	Amount

For the year ended May 31, 2010:
Shares issued through Dividend Reinvestment Plan	174,482	$370,450

For the year ended May 31, 2009:
Shares issued through Dividend Reinvestment Plan	92,899	$156,755

Managed High Yield Plus Fund Inc.

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the “Fund”), including the portfolio of investments, as of May 31, 2010, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
July 28, 2010

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund’s NYSE trading symbol is “HYF”. Comparative net asset value and market price information about the Fund is available weekly in various publications. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Portfolio manager changes
Effective June 2010, Craig Ellinger joined Matthew Iannucci in providing day-to-day portfolio management for the Fund. Mr. Ellinger is a managing director and the Global Head of Credit Research/Global Head of High Yield at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), which serves as the Fund’s investment manager and administrator. Mr. Ellinger has been with the firm since 2000, and is primarily responsible for all aspects of high-yield, investment grade and secured credit research.

Mr. Iannucci has been an investment professional with UBS Global AM since 1996, and has been engaged in portfolio management and high yield credit research for a number of years. Mr. Iannucci is an Executive Director and the Head of US High Yield Portfolio Management at UBS Global AM. Mr. Iannucci became a portfolio manager for the Fund effective April 30, 2010, and has been involved in the Fund’s management since 2009. Both Messrs. Ellinger and Iannucci are members of the CFA Institute. Shu-Yang Tan, who had been the primary portfolio manager for the Fund ceased serving in that capacity in early June 2010.

Fund governance changes
On May 19, 2010, the Fund announced that its Board of Directors (the “Board”) had approved the classification of the directors into three classes. The classification was effective on May 19, 2010, and the initial term of office of one class of directors will expire at the Fund’s 2010 annual stockholders meeting, with the second class expiring at the 2011 meeting and the third expiring at the 2012 meeting, and when the successors to the members of each class have been elected. The Board members have been classified as follows:

Class I: Richard Q. Armstrong, Alan S. Bernikow
Class II: Richard R. Burt, Meyer Feldberg
Class III: Bernard H. Garil, Heather R. Higgins

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Board also approved several other corporate governance measures to clarify internal procedures and to help assure that the purposes and goals of the Fund may be fostered, which are reflected in the Fund’s Amended and Restated Bylaws. These changes included the adoption of detailed procedures regarding shareholder-requested special meetings of shareholders. These provisions include enhanced disclosure requirements to be satisfied by proponents of matters to be submitted to a vote of shareholders. These fund governance changes did not require a vote of shareholders.

Effective July 15, 2010, the Board of Directors of the Fund voted to appoint Barry M. Mandinach to serve as a Class I director of the Fund. Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. and had been with those firms or their predecessors since 2001.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filling has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive

Managed High Yield Plus Fund Inc.

General information (unaudited)

cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i)through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on

Managed High Yield Plus Fund Inc.

General information (unaudited)

behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of

Managed High Yield Plus Fund Inc.

General information (unaudited)

shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The initial term of office of one class of directors will expire at the Fund’s 2010 annual stockholders meeting, with the second class expiring at the 2011 meeting and the third expiring at the 2012 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I — Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach; Class II — Richard R. Burt and Meyer Feldberg; and Class III — Bernard H. Garil and Heather R. Higgins. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

Interested Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg;†† 68 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1998	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 28 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Interested Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Barry M. Mandinach*; 54	Director	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).
Independent Directors

Richard Q. Armstrong; 75 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1998 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Alan S. Bernikow; 69 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard R. Burt; 63 McLarty Associates 900 17th Street, N.W. Washington, DC 20006	Director	Since 1998	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 50 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Burt is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc., and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Mark E. Carver*; 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Craig G. Ellinger; 40	Vice President	Since July 2010	Mr. Ellinger is a managing director and the global head of credit research and global head of high yield at UBS Global AM—Americas region (since 2008). In this role, he oversees high yield, investment grade, and securitized credit research as well as managing the global high yield portfolio management team. He is the chair of various global credit committees and several global fixed income strategy subcommittees and has been with the firm since 2000. Mr. Ellinger is vice president of one investment company (consisting of one portfolio) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide (fund services) since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Matthew lannucci; 38	Vice President	Since 2009	Mr. lannucci is an executive director (since March 2010) (prior to which he was a director) (since 2002) and portfolio manager (since April 2009) of UBS Global AM—Americas region. Prior to that he was a credit analyst for UBS Global AM—Americas region. Mr. lannucci is a vice president of one investment company (consisting of one portfolio) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management—Americas region from July 2001 to July 2004. He has been secretary of UBS Global Asset Management (Americas) Inc. since 2004 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JPMorgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Nancy Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*;44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 1998	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further detailed in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

(This page has been left blank intentionally)

N. B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Craig Ellinger
President	Vice President

Mark F. Kemper	Matthew Iannucci
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Manager and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended May 31, 2010 and May 31, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $56,200 and $56,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended May 31, 2010 and May 31, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,783 and $23,523, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2009 and 2008 semiannual financial statements, (2) review of the consolidated 2008 and 2007 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) agreed upon procedures for a revolving line of credit for the registrant’s fiscal year ended May 31, 2009.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended May 31, 2010 and May 31, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $17,380 and $16,475, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended May 31, 2010 and May 31, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 - with revisions through July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

...

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2010 and May 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2010 and May 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2010 and May 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2010 and May 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2010 and May 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2010 and May 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended May 31, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended May 31, 2010 and May 31, 2009, the aggregate fees billed by E&Y of $126,163 and $171,998, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

		2010	2009
	Covered Services	$21,163	$39,998
	Non-Covered Services	105,000	132,000

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  (1)        Names – Craig Ellinger and Matthew Iannucci provide day-to-day portfolio management for the registrant as a team.

Title – Mr. Ellinger and Mr. Iannucci are each a Vice President of the registrant.

Length of Service – Mr. Ellinger began serving as a portfolio manager for the registrant in June 2010 and became a Vice President in July 2010. Mr. Iannucci began serving as a portfolio manager for the registrant in April 2010 and became a Vice President in November 2009. (Mr. Iannucci had been involved with the registrant before being named a portfolio manager.)

Business Experience Last 5 Years (for Mr. Ellinger) – Mr. Ellinger is a managing director and the global head of credit research and global head of high yield at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) (since 2008). In this role, he oversees high yield, investment grade, and securitized credit research as well as managing the global high yield portfolio management team. He is the chair of various global credit committees and several global fixed income strategy subcommittees and has been with the firm since 2000.

Business Experience Last 5 Years (for Mr. Iannucci) – Mr. Iannucci is an executive director (since March 2010) (prior to which he was a director) (since 2002) and portfolio manager (since 2009) of UBS Global AM. Prior to that, he was a credit analyst of UBS Global AM.

Information in 8(a)(1) is as of August 9, 2010.

(a)  (2)  (i)  Messrs. Ellinger and Iannucci are primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a)  (2)  (ii)  (A)  Registered Investment Companies

Messrs. Ellinger and Iannucci are each responsible for 4 additional Registered Investment Companies and manage (as a team)$435,000,000 in total assets within this category.

(a)  (2)  (ii)  (B)  Other Pooled Investment Vehicles

Messrs. Ellinger and Iannucci are each responsible for 6 Other Pooled Investment Vehicles having $758,000,000 in total assets (managed as a team).

(a)  (2)  (ii)  (C)  Other accounts

Messrs. Ellinger and Iannucci are each responsible for 4 other accounts each totaling less than one million dollars in total assets.

(a)  (2)  (iii)  Accounts with respect to which an advisory fee is based on the performance of the account.

None

(a)  (2)  (iv)  Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of May 31, 2010.)

(a)  (3)  Compensation.

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of investment professionals with those of clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio managers, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•        The fixed component (base salary and benefits) is set to be competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•        Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•        Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global AM Equity Ownership Plan (Global AM EOP) which vests over a three year period. Through the Global AM EOP, investments are made in some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. UBS Global AM believes that, not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that tying portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable compensation available generally will depend on the firm’s overall profitability.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the registrant relative to its benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of May 31, 2010)

(a)  (4)  Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Managers identified above:

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of May 31, 2010.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 9, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 9, 2010